                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 25, 2000
                                                         ----------------



                             RADIANT SYSTEMS, INC.
                             ---------------------
                           (Exact name of registrant
                         as specified in its charter)



    Georgia                        0-22065                       11-2749765
--------------------------------------------------------------------------------
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)



     3925 Brookside Parkway, Alpharetta, Georgia                    30022
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (770) 576-6000
                                                           --------------



        (Former name or former address, if changed since last report.)

Item 5.  Other Events.
------   ------------

  On October 25, 2000, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2000. A copy of the press release is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(a)  Financial Statements:  None
(b)  Pro Forma Financial Statements:  None
(c)  Exhibits.  The following exhibits are filed with this Report:

     99.1 - Press Release of the Registrant (October 25, 2000)

                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RADIANT SYSTEMS, INC.


                                 By:  /s/ John H. Heyman
                                    -----------------------
                                      John H. Heyman
                                      Executive Vice President and
                                      Chief Financial Officer

Dated:  October 26, 2000

                                 EXHIBIT INDEX



Exhibit
Number                          Exhibit Name
-------                         ------------
 99.1               Press Release dated October 25, 2000